SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): June 9, 1998




                           Am-Pac International, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     33-8964
                             ----------------------
                            (Commission file number)

          Nevada                                              22-7374801
----------------------------                           -------------------------
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                      Identification Number)



     Suite 3101 Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011-852-2591-6928
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     (a)  Resignation of Independent Accounting Firm

          (i) Swart, Baumruk & Twohig, LLP (the "principal accountants"), the independent accounting firm which audited the financial statements of the Registrant during fiscal year 1997, resigned as the Company's principal accountants on June 9, 1998 in response to the Company's request.

          (ii) None of the principal accountant's reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) Not applicable.

          (iv) During the preceding two years and any subsequent interim period preceding their dismissal, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          (v) None of the kinds of events listed in paragraph (a)(1)(v)(A) through (D) of Regulation S-K Item 304 occurred during the two most recent fiscal years and any subsequent interim periods.

     (b)  Engagement of New Independent Accountants

     On May 7, 1998 the registrant's board of directors formally engaged Arthur Andersen & Co. as its new principal accountants (the "new accounting firm") to audit the registrant's financial statements.

     The registrant, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter from Swart, Baumruk & Twohig, LLP re. change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AM-PAC INTERNATIONAL, INC.


                                                    By:
                                                       -------------------------
                                                       Xinnan Li
     Date:June 9, 1998                                 President

Swart, Baumruk & Twohig, LLP

Certified Public Accountants


June 9, 1998

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20559

RE:  AM-PAC INTERNATIONAL, INC.

Gentlemen:

     We have acted as the Certifying Accountant for the aforementioned Registrant for the fiscal year ended December 31, 1997. However, we have resigned as the Registrant's Certifying Account for the fiscal year ended December 31, 1998. This firm has been provided with the disclosures required by
Item 304(a)(1) of the Regulation SA-K made by the Registrant to the United States Securities and Exchange Commission. Upon review of the disclosures and statements contained in the Form 8-K, this firm agrees with such disclosures and statements made by the Registrant pursuant to Item 304(a)(1) of Regulation S-K and hereby consents to the inclusion of this letter as an exhibit to Form 8-K.


Sincerely,

Swart, Baumruk & Twohig, LLP

/s/ Harry J. Swart, CPA



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